Commitments and contingencies	12 Months Ended
Dec. 31, 2011
Commitments and contingencies [Abstract]
Commitments and contingencies
Note 32 – Commitments and contingencies

Legal Proceedings:

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its drilling units, in the ordinary course of business or in connection with its acquisition activities.  The Company believes that the resolution of such claims will not have a material adverse effect on the Company's operations or financial condition. The Company's best estimate of the outcome of the various disputes has been reflected in the financial statements of the Company as of December 31, 2011.

Pledged assets

The book value of assets pledged under mortgages and overdraft facilities at December 31, 2011 was $12,567 million (2010: $10,090 million).

Purchase Commitments

At December 31, 2011, the Company had contractual commitments under fifteen newbuilding contracts totaling $3,012 million (2010: $2,073 million). The contracts are for the construction of two semi-submersible rigs, six jack-up rigs, three drillships and four tender rigs.

The maturity schedule for the contractual commitments as of December 31, 2011 is as follows:

(In US$ millions)	2012	2013	2014	2015	2016	2017 and thereafter
Newbuildings	506	2,506		-	-	-
Total	506	2,506		-	-	-

Guarantees

The Company has issued guarantees in favor of third parties as follows, which is the maximum potential future payment for each type of guarantee:

(In US$ millions)	December 31, 2011	December 31, 2010
Guarantees to customers of the Company's own performance	1,553	1,615
Guarantee in favor of banks	764	771
Guarantee in favor of suppliers	2,023	2,040
Guarantee in favor of Variable Interest Entities	1,949	2,218
Total	6,289	6,644